SUPPLEMENT TO THE APRIL 30, 2015 PROSPECTUS
OF FIDELITY PERSONAL RETIREMENT ANNUITY ®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

EFFECTIVE DECEMBER 1, 2015

The Fidelity VIP Money Market Portfolio has made changes enabling it to operate as a government money market fund, including changing its name to the Fidelity VIP Government Money Market Portfolio. All references to the Fidelity VIP Money Market Portfolio in the prospectus are replaced with Fidelity VIP Government Money Market Portfolio.

DATED OCTOBER 22, 2015

FMR Co., Inc. serves as investment adviser for the Funds that had been managed by Strategic Advisers, Inc. All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

FPRA-15-02  November 30, 2015
1.9867532.101